UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2)).

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Section 240.14a-12

                                FUNDVANTAGE TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as  provided  by  Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3) Filing Party:

--------------------------------------------------------------------------------

(4) Date Filed:

--------------------------------------------------------------------------------

                                FUNDVANTAGE TRUST
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                                                                  April 29, 2008

                       SPECIAL MEETING OF SHAREHOLDERS OF
                                   LATEEF FUND
                                       AND
                  MBIA MUNICIPAL BOND INFLATION PROTECTION FUND
                           TO BE HELD ON JUNE 4, 2008

Dear Shareholder:

         A special meeting of shareholders of FundVantage Trust (the "Trust"), will be held at the offices of PFPC Inc. ("PFPC"), 760 Moore Road, King of Prussia, Pennsylvania 19406, on June 4, 2008 at 10:00 a.m. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card.

         We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card - be sure to sign, date and return it to us in the enclosed postage paid envelope.

         Your vote is very important to us. If we do not hear from you by May 22, 2008, a representative of the Trust or PFPC may contact you.

         Thank you for your response and for your continued investment with the Trust and its Funds.



                                   Sincerely,

                                   /s/ David C. Lebisky
                                   --------------------
                                   David C. Lebisky
                                   Secretary

                                FUNDVANTAGE TRUST

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                                   LATEEF FUND

                                       AND

                  MBIA MUNICIPAL BOND INFLATION PROTECTION FUND

                                  TO BE HELD ON

                                  JUNE 4, 2008

         Notice is hereby given that a special meeting of shareholders (the "Meeting") of FundVantage Trust (the "Trust") will be held on June 4, 2008 at 10:00 a.m., Eastern Time, at the offices of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, for the following purposes:

                  1. to elect five Trustees to the Board of Trustees; and

                  2. to transact such other business as may properly come before the meeting and any adjournments thereof.

         Shareholders of record on March 26, 2008, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of beneficial interest ("Shares") of the Trust present in person or by proxy at the Meeting or an adjournment thereof. Shares of each series of the Trust that has issued shares and commenced operations as of the date of this proxy statement constitute the issued and outstanding Shares. Currently, only two series of the Trust have issued Shares: MBIA Municipal Bond Inflation Protection Fund and Lateef Fund (each a "Fund" and together the "Funds").

         The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote "AGAINST" any such adjournment those proxies to be voted against a proposal.

         The proposals referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of Shares may be voted.

         Your vote is important to us. Thank you for taking the time to consider this proposal.

                                    By Order of the Board of Trustees of
                                    FundVantage Trust

                                    /s/ David C. Lebisky
                                    --------------------
                                    David C. Lebisky
                                    Secretary
April 29, 2008

--------------------------------------------------------------------------------
                                    IMPORTANT

WE URGE YOU TO SIGN,  DATE AND RETURN THE  ENCLOSED  PROXY CARD IN THE  ENCLOSED
ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.
--------------------------------------------------------------------------------

                                FUNDVANTAGE TRUST
                              301 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                        ---------------------------------

                                 PROXY STATEMENT

                              DATED APRIL 29, 2008

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                       OF

                                   LATEEF FUND

                                       AND

                  MBIA MUNICIPAL BOND INFLATION PROTECTION FUND

                           TO BE HELD ON JUNE 4, 2008
                        ---------------------------------

         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of FundVantage Trust (the "Trust") for use at the special meeting of shareholders of the Trust to be held on June 4, 2008 at 10:00 a.m. (Eastern Time), at the offices of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, and at any adjournments or postponements thereof (the "Meeting"). The Proxy Statement, the Notice of the Special Meeting of Shareholders and proxy card are first being mailed to shareholders of the Trust on or about April 29, 2008.

         The persons named in the accompanying proxy will vote the number of shares of beneficial interest ("Shares") of the Trust represented by such proxy as directed or, in the absence of such direction, FOR all of the nominated trustees and the transaction of such other business that may properly come before the meeting and any adjournment thereof.

         Shareholders of record of the Trust as of the close of business on March 26, 2008 (the "Record Date") are entitled to attend and to vote at the Meeting. As of the Record Date there were issued and outstanding 12,975,229.982 Shares. Shareholders are entitled to one vote for each share held and, each fractional share is entitled to a proportionate fractional vote, with no Shares having cumulative voting rights. Shares of each series of the Trust that has issued shares and commenced operations as of the date of this proxy statement constitute the issued and outstanding Shares. Currently, only two series of the Trust have issued Shares: MBIA Municipal Bond Inflation Protection Fund and Lateef Fund (each a "Fund" and together the "Funds"). Photographic identification will be required for admission to the Meeting.

         A COPY OF THE MOST RECENT SEMI-ANNUAL REPORT FOR LATEEF FUND, WHICH INCLUDES UNAUDITED FINANCIAL STATEMENTS FOR THE SEMI-ANNUAL PERIOD ENDED OCTOBER 31, 2007, HAS BEEN MAILED TO SHAREHOLDERS OF LATEEF FUND AND IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO LATEEF FUND, FUNDVANTAGE TRUST, C/O PFPC, P.O. BOX 9829, PROVIDENCE, RI 02940-8029 OR BY CALLING 1-(866) 499-2151. (THE
FUNDS HAVE NOT YET COMPLETED THEIR FIRST FISCAL YEAR AND THEREFORE ANNUAL REPORTS AND AUDITED FINANCIAL STATEMENTS ARE NOT AVAILABLE.)



                               PURPOSE OF MEETING

         The meeting is being called in order to ask shareholders of the Trust to consider and vote on the following proposals:

                  PROPOSAL 1:   To elect five Trustees to the Board of Trustees;
                                and

                  PROPOSAL 2:   To  transact  such other  business as may
                                properly come before the meeting and any adjournments thereof.

                        PROPOSAL 1: ELECTION OF TRUSTEES

         At the Meeting, Shareholders of the Trust will be asked to elect five Trustees, including two new nominees, to hold office until each of their respective successors is duly elected and qualified. Currently, the Board of Trustees consists of three members. At the quarterly meeting of the Board of Trustees on March 28, 2008, the Board of Trustees increased the number of seats on the board to five and, at the recommendation of the Trust's Nominating Committee, nominated Messrs. Donald J. Puglisi and Timothy G. Shack for election as Trustees on the Board of Trustees to fill the two vacant seats. If elected, each nominee has consented to serve as a Trustee of the Trust until his successor is duly elected and qualified. Each nominee was considered and recommended by the Trust's Nominating Committee. The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the five nominees. Each nominee has indicated that he will serve if elected, and the Board of Trustees has no reason to believe that any of the nominees named above will become unavailable for election as a Trustee. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by those Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

         Certain information regarding each of the nominees as well as the current Trustees and executive officers of the Trust is set forth below. Each person listed under "Interested Persons" below is an "interested person" of the Trust, an investment adviser of a series of the Trust, or PFPC Distributors, Inc., the principal underwriter of the Trust ("Underwriter"), as that term is defined under Section 2(a)(19) of the 1940 Act. Each person who is not an "interested person" of the Trust, an investment adviser of a series of the Trust, or the Underwriter within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under the heading "Independent Persons" below. The address of each Trustee as it relates to the Trust's business is 760 Moore Road, King of Prussia, PA 19406.

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN         OTHER
                                                                                          FUND COMPLEX      DIRECTORSHIPS
                                                                                           OVERSEEN BY          HELD BY
                          POSITION(S)     TERM OF OFFICE AND       PRINCIPAL               TRUSTEE OR        TRUSTEE OR
    NAME, ADDRESS          HELD WITH        LENGTH OF TIME     OCCUPATION(S) FOR           NOMINEE FOR       NOMINEE FOR
       AND AGE               TRUST             SERVED             PAST 5 YEARS              TRUSTEE            TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
NOMINEE FOR TRUSTEE -- "INTERESTED PERSONS"(1)

NICHOLAS M. MARSINI, JR.     Trustee       Shall serve until    Chief Financial                 8
Date of Birth: 8/55                        death, resignation   Officer of PFPC
                                           or removal.          Worldwide, Inc. from
                                           Trustee and          September 1997 to
                                           officer since 2006.  Present.

TIMOTHY G. SHACK             Nominee       Shall serve until    Executive Vice                  8
Date of Birth: 8/50                        death, resignation   President and Chief
                                           or removal.          Information Officer of
                                                                The PNC Financial
                                                                Services Group, Inc.
                                                                and PNC Bank N.A.
                                                                since 1998; Chairman
                                                                of PNCPAC since 1998;
                                                                Chairman of PFPC Corp.
                                                                and PFPC Inc. since
                                                                2002; Chairman and
                                                                Director of PFPC
                                                                Worldwide Inc. since
                                                                2002; Director of PFPC
                                                                International Ltd. and
                                                                PFPC Trust Company
                                                                since 2002; Chief
                                                                Executive Officer of
                                                                PFPC Corp., PFPC Inc.,
                                                                PFPC Trust Company,
                                                                and PFPC Worldwide
                                                                Inc. from 2002 to
                                                                2008; Member of The
                                                                Financial Services
                                                                Roundtable since 2000.

-------------------------
         (1) Messrs. Marsini and Shack are considered "interested persons" of the Trust as that term is defined in the 1940 Act. Mr. Marsini is an "interested Trustee" of the Trust because he is an affiliated person of the Underwriter by reason of his position as director of the Underwriter. Mr. Shack is an "interested Trustee" of the Trust because he owns shares of The PNC Financial Services Group, Inc. ("PNC"), of which the Underwriter is an indirect wholly-owned subsidiary. In addition, each of Messrs. Marsini and Shack serve as an officer or director or is an employee of PNC or one or more subsidiaries of PNC which may be deemed to control, be controlled by or under common control with the Underwriter.

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN         OTHER
                                                                                          FUND COMPLEX      DIRECTORSHIPS
                                                                                           OVERSEEN BY          HELD BY
                             POSITION(S)       TERM OF OFFICE AND       PRINCIPAL          TRUSTEE OR        TRUSTEE OR
       NAME, ADDRESS          HELD WITH          LENGTH OF TIME     OCCUPATION(S) FOR      NOMINEE FOR       NOMINEE FOR
          AND AGE               TRUST               SERVED             PAST 5 YEARS         TRUSTEE            TRUSTEE
------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR TRUSTEE - "INDEPENDENT PERSONS"(1)

ROBERT J. CHRISTIAN          Trustee and      Shall serve       Retired since February           8        WT Mutual Fund
                                              until death,      2006.  Executive Vice                     (22 portfolios);
Date of Birth: 2/49          Chairman of      resignation, or   President of Wilmington                   Optimum Fund
                             the Board        removal.          Trust Company from                        Trust (6
                                              Trustee and       February 1996 to February                 portfolios)
                                              Chairman since    2006.  President of
                                              2007              Rodney Square Management
                                                                Corporation ("RSMC")
                                                                from 1996 to 2005. Vice
                                                                President of RSMC from
                                                                2005 to 2006.

IQBAL MANSUR                 Trustee          Shall serve       Professor, Widener               8        None
                                              until death,      University.
Date of Birth: 6/55                           resignation or
                                              removal.
                                              Trustee since
                                              2007

--------------------
         (1) None of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, an investment adviser of series of the Trust or the Underwriter, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN         OTHER
                                                                                          FUND COMPLEX      DIRECTORSHIPS
                                                                                           OVERSEEN BY          HELD BY
                             POSITION(S)       TERM OF OFFICE AND       PRINCIPAL          TRUSTEE OR        TRUSTEE OR
       NAME, ADDRESS          HELD WITH          LENGTH OF TIME     OCCUPATION(S) FOR      NOMINEE FOR       NOMINEE FOR
          AND AGE               TRUST               SERVED             PAST 5 YEARS         TRUSTEE            TRUSTEE
------------------------------------------------------------------------------------------------------------------------
DONALD J. PUGLISI            Nominee          Shall serve       Managing Director of             8        American Express
                                              until death,      Puglisi & Associates                      Receivables
Date of Birth: 8/45                           resignation or    (financial,                               Financing
                                              removal.          administrative and                        Corporation II;
                                                                consulting services) from                 BNP US Funding
                                                                1973 to present; and MBNA                 L.L.C.; Merrill
                                                                America Professor of                      Lynch Mortgage
                                                                Business Emeritus at the                  Investors, Inc.;
                                                                University of Delaware                    and SDG&E Funding
                                                                from 2001 to present; and                 LLC
                                                                Commissioner, The State
                                                                of Delaware Public
                                                                Service Commission from
                                                                1997 to 2004.
CURRENT TRUSTEES AND OFFICERS

                                   POSITION HELD                                              PRINCIPAL OCCUPATION
    NAME, ADDRESS AND AGE           WITH TRUST               POSITION SINCE                     FOR PAST 5 YEARS
------------------------------ ----------------------------------------------------------------------------------------
NICHOLAS M. MARSINI, JR.                        See "Nominees for Trustee - Interested Persons" above

ROBERT J. CHRISTIAN                            See "Nominees for Trustee - Independent Persons" above

IQBAL MANSUR                                   See "Nominees for Trustee - Independent Persons" above

JOEL WEISS                     President and Chief    Shall serve until death,       Vice President and Managing
Date of Birth: 1/63            Executive Officer      resignation or removal.        Director of PFPC Inc. since 1993.
                                                      Officer since 2007.
JAMES SHAW                     Treasurer and Chief    Shall serve until death,       Vice President of PFPC Inc. and
Date of Birth: 10/60           Financial Officer      resignation or removal.        predecessor firms since 1995.
                                                      Officer since 2007.
DAVID LEBISKY                  Secretary              Shall serve until death,       Vice President in Regulatory
Date of Birth: 5/72                                   resignation or removal.        Administration of PFPC Inc.
                                                      Officer since 2007.            since January 2002.
SALVATORE FAIA                 Chief Compliance       Shall serve until death,       President and Founder of
Date of Birth: 12/62           Officer                resignation or removal.        Vigilant Compliance since August
                                                      Officer since 2007.            15, 2004; Senior Legal
                                                                                     Counsel, PFPC Inc., from 2002 to
                                                                                     2004.

         As of March 31, 2008, none of the Trustees or nominees beneficially owned equity securities in the Trust or any series of the Trust. None of the Independent Trustees or nominees for Independent Trustee, and no immediate family member of any Independent Trustee or nominee for Independent Trustee, owns securities of an investment adviser of a series of the Trust, or any control person of investment advisers or principal underwriter. As of March 31, 2008, the Trustees and nominees for Trustee and executive officers (9 persons) beneficially owned an aggregate of less than 1% of the Trust's outstanding Shares.

                                                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED
                                                                               INVESTMENT COMPANIES OVERSEEN BY
                                                                                     OR TO BE OVERSEEN BY
                                        DOLLAR RANGE OF EQUITY SECURITIES       TRUSTEE/NOMINEE WITHIN THE SAME
NAME OF TRUSTEE/NOMINEE                 IN EACH SERIES OF THE TRUST             FAMILY OF INVESTMENT COMPANIES
--------------------------------------- ------------------------------------- ------------------------------------
INTERESTED TRUSTEES/NOMINEES
   Nicholas M. Marsini                                  None                                 None
   Timothy G. Shack                                     None                                 None
INDEPENDENT TRUSTEES/NOMINEES
   Robert J. Christian                                  None                                 None
   Iqbal Mansur                                         None                                 None
   Donald J. Puglisi                                    None                                 None

TRUSTEE COMPENSATION

         For their services to the Trust, each Independent Trustee is paid the following: (i) an initial annual retainer of $10,000; (ii) an in-person board meeting fee of $1,000 per board meeting attended; (iii) an in-person committee meeting fee of $500 per committee meeting attended; (iv) a telephonic meeting fee of $250 per board or committee meeting attended plus an additional fee of $250 if a meeting exceeds one hour. If the number of investment advisers providing services to the Trust or its series exceeds two, an additional retainer of $1,000 for each additional investment adviser shall be paid. The Chairman of the Board of Trustees is paid an additional annual retainer of $2,500 and each chairman of a committee is paid an additional annual retainer of $1,000.

         The Trust also reimburses the Independent Trustees for their related business expenses. The estimated compensation payable to the Independent Trustees for the current fiscal year ending April 30, 2008 is $25,500. The aggregate compensation paid by the Trust to each of its Independent Trustees for the same period is set forth in the compensation table below. None of the Trustees serves on the Board of any other registered investment company to which an affiliated investment adviser or an affiliated person of such investment adviser provides investment advisory services.

COMPENSATION TABLE*

                                                               PENSION OR
                                                               RETIREMENT                         TOTAL COMPENSATION
                                            AGGREGATE       BENEFITS ACCRUED       ESTIMATED        FROM TRUST AND
                                          COMPENSATION      AS PART OF TRUST    ANNUAL BENEFITS    FUND COMPLEX PAID
NAME OF TRUSTEE                          FROM THE TRUST         EXPENSES        UPON RETIREMENT       TO TRUSTEES
--------------------------------------- ------------------ -------------------- ----------------- --------------------
Robert J. Christian                         $13,250               None                None             $13,250
Iqbal Mansur                                $12,250               None                None             $12,250
----------------

* Information is estimated for the current fiscal year ended April 30, 2008.

TRUSTEES ATTENDANCE AT MEETINGS

         Since the Fund's organization, the, the Board of Trustees held five (5) meetings. Each incumbent Trustee has attended all of the meetings of the Board and each committee of which he was a member.

THE BOARD OF TRUSTEES AND ITS COMMITTEES

         The responsibilities of the Trustees are to monitor the Trust and its series' financial operations and performance, oversee the activities and legal compliance of the Trust and its series' investment adviser and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Trust's and its series' proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. Currently, the Board is comprised of three individuals, one of whom is considered an Interested Trustee (Mr. Marsini). If all of the nominees for Trustee are elected by shareholders, the Board will be comprised of five individuals, two of whom will be considered Interested Trustees (Messrs. Marsini and Shack). The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the series of the Trust and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board has an Audit Committee, a Nominating Committee and a Governance Committee. The responsibilities of each committee and its members are described below.

         AUDIT COMMITTEE. The Board has formed an Audit Committee which consists of Messrs. Mansur and Christian, each of whom is an Independent Trustee. Mr. Puglisi has also been appointed to serve as a member of the Audit Committee contingent upon his election as an Independent Trustee. The Board has adopted a written charter (the "Audit Committee Charter") for the Audit Committee. Since the Trust's organization, the Audit Committee met once.

         Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants' audit activity; (3) oversee the audit process of the financial statements which are the subject of the independent registered public accountants' certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. The Audit Committee Charter is available upon request, without charge, by writing to FundVantage Trust, Attn: David C. Lebisky, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406 or by calling the Trust at 1-800-523-5903.

         NOMINATING COMMITTEE. The Board has formed a Nominating Committee which consists of Messrs. Mansur and Christian, each of whom is an Independent Trustee. Mr. Puglisi has also been appointed to serve as a member of the Nominating Committee contingent upon his election as an Independent Trustee. The Board has adopted a written charter for the Nominating Committee. The Nominating Committee is responsible for assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates;
oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer for the Trust.. Since the Trust's organization, the Nominating Committee met once. Each nominee approved by the Nominating Committee, except current Trustees, was recommended to the Nominating Committee by a Trustee and affiliated person of the Underwriter.

         The Nominating Committee develops a list of nominees, even when there is no current or anticipated vacancy on the Board, for consideration by the Board when appropriate. The Committee identifies potential nominees in accordance with its Statement of Policy on Qualifications for Board Membership. The Nominating Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: FundVantage Trust,
Attn: David C. Lebisky, Secretary, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in sufficient time, as determined by the Nominating Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board.

         GOVERNANCE COMMITTEE. The Board has formed a Governance Committee that is currently comprised of Messrs. Marsini, Jr., Mansur and Christian. The Governance Committee is responsible for formulating a statement of corporate governance and reviewing certain regulatory and compliance matters of the Trust. The Governance Committee has not yet met.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

         Shareholders who wish to communicate in writing with the Board or any Trustee may do so by sending their written correspondence addressed to the Board or the Trustee to FundVantage Trust, Attn: David C. Lebisky, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406.

REQUIRED VOTE

         If a quorum is present, a plurality of all Shares voted at the meeting is sufficient for the election of Trustees, which means that the candidates receiving the highest number of votes shall be elected. Abstentions and broker non-votes will not be counted as votes cast, but will be counted for purposes of determining whether a quorum is present.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP ("PwC"), Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, has been selected by the Trustees, including a majority of the Independent Trustees, to serve as the Trust's independent registered public accounting firm for the Trust's fiscal year ending April 30, 2008. PwC, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Trust and each series of the Trust. The Audit Committee approved the engagement of PwC as the Trust's independent registered public accounting firm for the current fiscal year. A representative of PwC will not be present at the Meeting. Since the Trust's organization PwC received "audit fees," "audit-related fees," "tax fees" and "all other fees" in the amount of $8,575, $0, $0 and $0.(3)

         The Trust's Audit Committee Charter requires that the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Trust's financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Trust's independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Trust, or to provide non-audit services to the Trust, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series ("adviser affiliate") that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of PwC. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

         There were no services rendered by PwC to the Trust or its series for which the pre-approval requirement was waived. During the same period, all services provided by PwC to the Trust, its series, an investment adviser or adviser-affiliate that were required to be pre-approved were pre-approved as required. The Audit Committee has considered whether the provision of non-audit services that were rendered by PwC to an investment adviser or an adviser-affiliate that were not pre-approved (not requiring pre-approval), if any, is compatible with maintaining PwC's independence. There were no "non-audit fees" billed by PwC for services rendered to the Trust, its series, an investment adviser to its series or any adviser-affiliate since the Trust's organization.

INVESTMENT ADVISERS

         MBIA Capital Management Corp., located at 113 King Street, Armonk, New York 10504, serves as investment adviser of the MBIA Municipal Bond Inflation Protection Fund of the Trust. Lateef Investment Management, L.P., located at 300 Drakes Landing Road, Suite 100, Greenbrae, California 94904, serves as investment adviser of the Lateef Fund of the Trust.

ADDITIONAL SERVICE PROVIDERS

Administrator, Accounting and Transfer Agent          PFPC Inc.
Custodian                                             PFPC Trust Company
Distributor                                           PFPC Distributors, Inc.
Legal Counsel                                         Pepper Hamilton LLP

---------------------
         (1) "Audit fees" are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. "Audit-related fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators. "Tax fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews. "All other fees" are fees for products and services provided to the Trust other than those reported under "audit fees," "audit-related fees" and "tax fees."

         PFPC Distributors, Inc. and PFPC Inc. are located at 760 Moore Road, King of Prussia, PA 19406.

VOTING AND SOLICITATION INFORMATION

         Shareholders of record at the close of business on the Record Date are entitled to one vote for each Share held. The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Trust. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of PFPC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Trust also may engage a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram or personally.

         If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Photographic identification will be required for admission to the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact the Trust at (800) 830-3542.

REVOCATION OF PROXY

         Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders giving a proxy have the power to revoke it by mail (addressed to FundVantage Trust, Attn: David C. Lebisky, Secretary, c/o PFPC Inc., at 760 Moore Road, King of Prussia, PA 19406) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

QUORUM REQUIREMENT

         The presence at the Meeting, in person or by proxy, of at least 40% of the Shares entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

         For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as Shares that are present but which have not been voted. Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Abstentions will have the effect of a "no" vote on the Proposal. Broker non-votes will have the effect of a "no" vote on a Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Trust. Broker non-votes will not constitute "yes" or "no" votes for a Proposal and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of a Trust present at the Meeting.

SHAREHOLDER INFORMATION

         Shareholders of record at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting. As of the Record Date, there were 12,975,229.9820 outstanding shares of the Trust, which were comprised of 10,452,309.838 shares and 2,522,920.144 of Lateef Fund and MBIA Municipal Bond Inflation Protection Fund, respectively. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Trust:

                                                     NUMBER OF SHARES OF HELD                     PERCENTAGE
NAME AND ADDRESS OF OWNER                           OF RECORD OR BENEFICIALLY                      OF CLASS
--------------------------------------------------------------------------------------------------------------
MBIA MUNICIPAL BOND INFLATION PROTECTION FUND (INSTITUTIONAL CLASS)

MBIA Insurance Corp.                                      2,512,868.669                             99.60%
113 King Street
Armonk, NY 10504

LATEEF FUND (CLASS I)

Morgan Keegan & Company                                    392,719.735                              13.89%
FBO Hubco
Regions Financial Corp.
P.O. Box 830688 Birmingham, AL 35283

SEI Private Trust Company                                  181,138.861                              6.41%
c/o Suntrust Bank
One Freedom Valley Drive
Oaks, PA 19456

                  As of the Record Date, each Trustee's individual shareholdings constituted less than 1% of the outstanding shares of the Trust.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

                  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to FundVantage Trust, Attn: David C. Lebisky, Secretary, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

                  No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, its series and the shareholders.

                                    By Order of the Board of Trustees,


                                    /s/ David C. Lebisky
                                    --------------------
                                    David C. Lebisky
                                    Secretary
                                    FundVantage Trust

Dated: April 29, 2008



IF YOU CANNOT ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

                                  FORM OF PROXY

PROXY TABULATOR                                VOTE THIS PROXY CARD TODAY!
P.O. BOX 859232                       YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE
BRAINTREE, MA 02185-9232                         OF ADDITIONAL MAILINGS

                            CALL: To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
                            LOG-ON: Vote on the Internet at www.2voteproxy.com and follow the on-screen instructions.
                            MAIL: Return the signed proxy card in the enclosed envelope.

                      SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 4, 2008

FUNDVANTAGE TRUST
LATEEF FUND
MBIA MUNICIPAL BOND INFLATION PROTECTION FUND

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints David C. Lebisky and Jennifer S. Meredith, each of them proxies, with full powers of substitution and revocation, to attend the Special Meeting of Shareholders of Lateef Fund and MBIA Municipal Bond Inflation Protection Fund, each a series of FundVantage Trust on June 4, 2008 and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Special Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof. If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF ALL OF THE NOMINATED TRUSTEES AND ANY SUBSEQUENT PROPOSAL.



                              PLEASE SIGN, DATE AND RETURN PROMPTLY
                              IN ENCLOSED ENVELOPE IF YOU ARE
                              NOT VOTING BY PHONE OR INTERNET

                                         Dated
                                               --------------------

                              --------------------------------------------------



                              --------------------------------------------------
                              Signature(s) (Title(s),
                              if applicable)                   (SIGN IN THE BOX)

                              Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

     PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE  [ ]



                                                                          FOR all nominees listed            WITHHOLD
                                                                          (except as noted on the   authority to vote for all
                                                                               line at left)                 nominees
1.   Election of Trustees.
            01. Robert J. Christian
            02. Iqbal Mansur               04. Donald J. Puglisi                   [ ]                         [ ]
            03. Nicholas M. Marsini, Jr.   05. Timothy G. Shack


----------------------------------------------------------
     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE ABOVE.)

                                                                                      FOR        AGAINST         ABSTAIN
2.   In their discretion, the proxies are authorized to transact such other
     business as may properly come before the meeting and any adjournments             [ ]         [ ]              [ ]
     thereof.






                           PLEASE SIGN ON REVERSE SIDE